                                                                   Exhibit 23(a)



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 24, 2000 relating to the financial statements and financial statement schedules of Lifemark Corporation, which appear in Lifemark Corporation's Annual Report on Form 10-K for the year ended May 31, 2000.




PRICEWATERHOUSECOOPERS LLP
Phoenix, Arizona
September 11, 2000